SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02(a)Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 5, 2026, the management of BestGofer, Inc. (the “Company”), in connection with the determination of a material non-cash impairment charge for the goodwill associated with the Company’s wholly-owned subsidiary, Liberty Home Inspection Services LLC (“LHIS”), concluded that the Company’s previously issued unaudited interim financial statements for the three months ended February 28, 2026, as filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2026 in the Company’s Quarterly Report on Form 10-Q (SEC Accession No. 0001722556-26-000016) (the “Original Form 10-Q”), should no longer be relied upon.

The non-reliance conclusion is based on management’s determination, made on or about May 5, 2026, that goodwill in the amount of $78,754 should have been fully impaired as of February 28, 2026, the end of the Company’s first fiscal quarter of 2026. This determination was made in accordance with Accounting Standards Codification (“ASC”) 350-20, Intangibles - Goodwill and Other, following management’s evaluation of impairment indicators existing as of February 28, 2026, including the LHIS reporting unit’s limited historical and forecasted revenue, the sensitivity of a discounted-cash-flow estimate to reasonable changes in assumptions, and key-person concentration risk associated with the LHIS sole licensed inspector. The Original Form 10-Q reported goodwill of $78,754 as an asset and did not reflect any impairment charge for the three months ended February 28, 2026.

As a result of recording the $78,754 goodwill impairment as of February 28, 2026, the Company’s previously reported net loss for the three months ended February 28, 2026 has increased from $(7,001) to $(85,755), and goodwill on the Balance Sheet as of February 28, 2026 has been reduced from $78,754 to $0. Related adjustments have been made to total operating expenses, total stockholders’ deficit, accumulated deficit, basic and diluted loss per share, and the corresponding cash flow and equity rollforward presentations.

The Company’s management discussed the matters disclosed in this Current Report on Form 8-K with Barton CPA PLLC, the Company’s independent registered public accounting firm, prior to making the conclusions described above.

On May 6, 2026, the Company filed a Current Report on Form 8-K under Item 2.06 reporting the conclusion described above (SEC Accession No. 0001722556-26-000018). On May 8, 2026, the Company filed Amendment No. 1 to its Quarterly Report on Form 10-Q for the three months ended February 28, 2026 (SEC Accession No. 0001722556-26-000021) (the “Form 10-Q/A”), which includes the restated unaudited interim financial statements and an Explanatory Note describing the restatement. Investors, the Company’s stockholders, and other persons reviewing the Company’s filings should rely on the Form 10-Q/A and should no longer rely on the Original Form 10-Q.

This Current Report on Form 8-K is being filed to satisfy the requirements of Item 4.02(a) of Form 8-K and is being filed following the filing of the Form 10-Q/A. The Company acknowledges that this Current Report is being filed after the four-business-day period referenced in General Instruction B.1 to Form 8-K. The Company is filing it as soon as practicable upon identifying the requirement and to ensure complete and clear disclosure to the market that the Original Form 10-Q should no longer be relied upon

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	May 19, 2026	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer